UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2023

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.
Calgary, Alberta, Canada T2P 3L8
(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2023, the Board of Directors (the “Board”) of Enbridge Inc. (the “Corporation”), appointed Manjit Minhas as a director of the Corporation, effective immediately, to serve until the next Annual Meeting of Shareholders of the Corporation in 2024. The Board appointed Ms. Minhas to the Safety & Reliability Committee and the Sustainability Committee, effective November 28, 2023.

Ms. Minhas will be subject to the Corporation’s existing arrangements relating to director compensation and indemnification, substantially as described in the Corporation’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on March 6, 2023. There are no arrangements or understandings between Ms. Minhas and any other persons pursuant to which she was appointed as a director, and there are no transactions in which Ms. Minhas has an interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On November 29, 2023, the Corporation issued a news release announcing Ms. Minhas’ appointment to the Board, as discussed in Item 5.02 above, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

On November 29, 2023, the Corporation also issued a news release in connection with its 2024 financial guidance and increase in the common share dividend effective March 1, 2024. A copy of this news release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release of Enbridge Inc. dated November 29, 2023

99.2	News Release of Enbridge Inc. dated November 29, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: November 30, 2023	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara
Vice President, Corporate & Corporate Secretary (Duly Authorized Officer)